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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

    The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint Edward J. Zore and John M. Bremer, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 2003 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 23rd day of July, 2003.

                /s/ EDWARD E. BARR                                Trustee
                ------------------
                    Edward E. Barr

                /s/ JOHN M. BREMER                                Trustee
                ------------------
                    John. M. Bremer

                /s/ PETER W. BRUCE                                Trustee
                ------------------
                    Peter W. Bruce

                /s/ ROBERT C. BUCHANAN                            Trustee
                ----------------------
                    Robert C. Buchanan

                /s/ GEORGE A. DICKERMAN                           Trustee
                -----------------------
                    George A. Dickerman

                /s/ PIERRE S. DU PONT                             Trustee
                ---------------------
                    Pierre S. du Pont

                /s/ JAMES D. ERICSON                              Trustee
                --------------------
                    James D. Ericson

                /s/ DAVID A. ERNE                                 Trustee
                -----------------
                    David A. Erne

                /s/ J. E. GALLEGOS                                Trustee
                ------------------
                    J. E. Gallegos

                /s/ STEPHEN N. GRAFF                              Trustee
                --------------------
                    Stephen N. Graff

                /s/ PATRICIA ALBJERG GRAHAM                       Trustee
                ---------------------------
                    Patricia Albjerg Graham

                /s/ JAMES P. HACKETT                              Trustee
                --------------------
                    James P. Hackett

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                /s/ STEPHEN F. KELLER                             Trustee
                ---------------------
                    Stephen F. Keller

                /s/ BARBARA A. KING                               Trustee
                -------------------
                    Barbara A. King

                /s/ J. THOMAS LEWIS                               Trustee
                -------------------
                    J. Thomas Lewis

                /s/ DANIEL F. MCKEITHAN, JR.                      Trustee
                ---------------------------
                    Daniel F. McKeithan, Jr.

                /s/ H. MASON SIZEMORE, JR.                        Trustee
                -------------------------
                    H. Mason Sizemore, Jr.

                /s/ SHERWOOD H. SMITH, JR.                        Trustee
                -------------------------
                    Sherwood H. Smith, Jr.

                /s/ PETER M. SOMMERHAUSER                         Trustee
                -------------------------
                    Peter M. Sommerhauser

                /s/ JOHN E. STEURI                                Trustee
                ------------------
                    John E. Steuri

                /s/ JOHN J. STOLLENWERK                           Trustee
                -----------------------
                    John J. Stollenwerk

                /s/ BARRY L. WILLIAMS                             Trustee
                ---------------------
                    Barry L. Williams

                /s/ KATHRYN D. WRISTON                            Trustee
                ----------------------
                    Kathryn D. Wriston

                /s/ EDWARD J. ZORE                                Trustee
                ------------------
                    Edward J. Zore

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